SECURITIES AND EXCHANGE COMMISSION

                 Washington, D.C. 20549


                        FORM 8-K

                     CURRENT REPORT






     Pursuant  to  Section  13 or 15  (d)  of   the  Securities  Exchange
     Act of 1934 Date of Report (Date of earliest event reported).



                          October 4, 1996



                    Plymouth Rubber Company, Inc.
     (Exact name of registrant as specified in its charter)



            Massachusetts             1-5197         04-1733970
     (State or other jurisdiction  (Commission      (IRS Employer
       of incorporation)       File Number)   Identification No.)



        104 Revere Street, Canton, Massachusetts          02021
      (Address of principal executive offices)         (Zip Code)



     Registrant's Telephone Number, including area code:  (617) 828-0220




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    Item 2.  Acquisition or Disposition of Assets.

     On October 4, 1996, LB Acquisition Corp., a wholly owned subsidiary of the company, acquired certain assets of Brite-Line Industries, Inc. out of foreclosure from Brite-Line's senior secured creditors for a cost of $150,000, paid out of cash from operatings. Pursuant to the asset purchase agreement, the Company will guarantee $2,100,000 of Brite-Line Industries' accounts receivable valued at $2,600,000. LB Acquisition Corp., to be re-named Brite-Line Technologies, Inc., intends to produce and market rubber-based highway marking tapes from the Denver, Colorado, facility formerly occupied by Brite-Line Industries, Inc.

     Included in the purchased assets are inventories, machinery and equipment, and intangibles including patents, trademarks, trade names, and state and municipal product approvals. The purchase will be recorded on the acquiring company's balance sheet as inventory valued at $150,000 plus acquisition costs currently estimated at $80,000.

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     Item 7.   Financial Statements, Proforma Financial Information and
                    Exhibits



      (a)      Financial Statements of businesses acquired:

               As of the date of filing of this Current Report on Form 8-K it is impractical for the Registrant to provide the annual audited and interim unaudited combined financial statements for the acquired business which are required by this Item 7(a). In accordance with Item 7(a) of Form 8-K, such financial statements will be filed by an amendment to this Form 8-K within 60 days after October 18, 1996.



      (b)      Proforma Financial Information:

                 As of the date of filing of this Current Report on Form 8-K it is impractical for the Registrant to provide the proforma unaudited combined financial statements for the acquired business which are required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such interim financial information will be filed by an amendment to this Form 8-K within 60 days after October 18, 1996.


      (c)      Exhibits:

               Exhibits required as part of this report are listed in the
                    Index to Exhibits appearing on Page 5.

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                      SIGNATURES




          Pursuant to the provisions of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                 PLYMOUTH RUBBER COMPANY, INC.
                                        (Registrant)



     Date:      October 21, 1996   By          Duane E. Wheeler
                                               Duane E. Wheeler
                                Vice President-Finance and Treasurer








     INDEX TO EXHIBITS


          Exhibit No.    Description


           (1)           Not Applicable

           (2)           Asset Purchase Agreement

           (4)           Not Applicable

           (16)          Not Applicable

           (17)          Not Applicable

           (20)          Not Applicable

           (23)          Not Applicable

           (24)          Not Applicable

           (27)          Not Applicable

           (99)          Not Applicable